                                                                   EXHIBIT 10.23



                                   COM21, INC.

                               WARRANT CERTIFICATE




                           DATED AS OF MARCH 6, 2001,

                    AMENDED AND RESTATED AS OF JULY 31, 2001

TABLE OF CONTENTS


1.  Exercise of Warrant........................................................................1
    1.1      Manner of Exercise................................................................1
    1.2      Conditions to Closing.............................................................2
    1.3      When Exercise Effective...........................................................3
    1.4      Delivery of Warrant and Payment...................................................3
    1.5      Delivery of Stock Certificates, etc...............................................3

2.  Adjustment of Common Stock Issuable Upon Exercise..........................................4
    2.1      General; Warrant Price............................................................4
    2.2      Adjustment of Warrant Price.......................................................4
    2.3      Treatment of Options and Convertible Securities...................................5
    2.4      Treatment of Stock Dividends, Stock Splits, etc...................................8
    2.5      Computation of Consideration......................................................8
    2.6      Adjustments for Combinations, etc................................................10
    2.7      Dilution in Case of Other Securities.............................................10
    2.8      Minimum Adjustment of Warrant Price..............................................10

3.  Consolidation, Merger, etc................................................................10
    3.1      Adjustments for Consolidation, Merger, Sale of Assets,
             Reorganization, etc..............................................................10
    3.2      Assumption of Obligations........................................................14

4.  Other Dilutive Events.....................................................................14

5.  No Dilution or Impairment.................................................................15

6.  Accountants' Report as to Adjustments.....................................................15

7.  Notices of Corporate Action...............................................................16

8.  Reservation of Shares.....................................................................16

9.  Transfer and Assignment...................................................................17

10. Lost or Stolen Warrant....................................................................17

11. Warrant Agent.............................................................................18

12. Definitions...............................................................................18
    12.1     Acquiring Person:................................................................18



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

    12.2     Acquisition Price:...............................................................19
    12.3     Additional Shares of Common Stock:...............................................19
    12.4     Common Stock:....................................................................19
    12.5     Convertible Securities:..........................................................19
    12.6     Excluded Stock:..................................................................19
    12.7     Issuer:..........................................................................20
    12.8     Market Price:....................................................................20
    12.9     Options:.........................................................................20
    12.10    Other Securities:................................................................20
    12.11    Parent:..........................................................................20
    12.12    Person:..........................................................................21
    12.13    Termination Date.................................................................21
    12.14    Voting Securities:...............................................................21

13. Remedies..................................................................................21

14. No Rights or Liabilities as Stockholder...................................................21

15. Notices...................................................................................21

16. Amendments................................................................................21

17. Descriptive Headings......................................................................21

18. GOVERNING LAW.............................................................................22

19. Judicial Proceedings; Waiver of Jury......................................................22

20. Amendment and Restatement.................................................................22

Exhibit 1:  Form of Warrant Exercise Notice.................................................1-24

Exhibit 2:  Form of Warrant Exercise Delivery Notice........................................2-26

                    Neither the Warrant represented by this certificate nor the securities issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. The securities have been acquired for investment and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act and applicable state securities laws, or unless an exemption from registration is available.



WARRANT NO. W-1                                 2,952,250 SHARES OF COMMON STOCK

                               WARRANT CERTIFICATE

                                   Com21, Inc.

         Com21, Inc. (the "Issuer"), a Delaware corporation, for value received, hereby certifies that Fletcher International, Ltd., or registered assigns, is entitled to purchase from the Issuer 2,952,250 duly authorized, validly issued, fully paid and nonassessable shares (subject to the adjustments contained in this Warrant or the Agreement between Fletcher International, Ltd. and the Issuer dated as of February 28, 2001 (the "Main Agreement")) of common stock, par value $0.001 per share (the "Common Stock") of the Issuer at the initial purchase price of $9.0951 per share (the "Stock Purchase Price") at any time or from time to time prior to 12:01 A.M., New York City time, on May 5, 2008 (or such later date as may be determined pursuant to the terms hereof) (the "Termination Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant and in the Main Agreement.

1. Exercise of Warrant. The Warrant represented hereby was issued on March 6, 2001, and amended and restated, as of July 31, 2001, in each case pursuant to the Main Agreement, and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Main Agreement. A copy of the Main Agreement may be obtained by the registered holder hereof upon written request to the Issuer.

         1.1 Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, from time to time, on any Trading Day, by facsimile, mail or overnight courier delivery of a notice in substantially the form attached to this

Warrant (or a reasonable facsimile thereof) duly executed by such holder (a "Warrant Exercise Notice"). The closing of each exercise shall take place (i) on the third Trading Day following the date the Warrant Exercise Notice is delivered, (ii) such later date as the conditions set forth in Section 1.2 have been waived or satisfied or (iii) any other date upon which the exercising holder and the Issuer mutually agree (the "Warrant Closing Date").

         1.2 Conditions to Closing. It shall be a condition of the exercising holder's obligation to close that each of the following are satisfied, unless waived by such holder:

                  (a) (i) The representations and warranties made by the Issuer in the Main Agreement shall be true and correct as of the Warrant Closing Date, except as otherwise disclosed prior to the date of the Warrant Exercise Notice to the registered holders of the Warrant either in writing directed to them or in a periodic or current report filed with the SEC; (ii) the Issuer shall have complied fully with all of the covenants and agreements in the Main Agreement; (iii) all shares to be issued upon such exercise are duly listed and admitted to trading on each securities exchange, if any, on which the Issuer's Common Stock is listed; and (iv) such holder shall have received a certificate of the Chief Executive Officer or the Chief Financial Officer of the Issuer dated such date and to the effect of clauses (i), (ii) and (iii).

                  (b) On the Warrant Closing Date, the Issuer shall have delivered to the holder an opinion of Brobeck, Phleger & Harrison LLP (or such other counsel reasonably satisfactory to such holder) reasonably satisfactory to such holder, dated the Warranty Closing Date, substantially in the form attached to the Main Agreement.

                  (c) On the Warrant Closing Date, all shares to be issued upon such exercise shall be duly listed and admitted for trading on the NASDAQ, if the Issuer's Common Stock is so listed.


The Issuer shall use commercially reasonable efforts to cause each of the foregoing conditions to be satisfied at the earliest possible date. If such conditions are not satisfied or waived prior to the third Trading Day following the date the Warrant Exercise Notice is delivered, then the holder may, at its sole option, and at any time, withdraw the Warrant Exercise Notice by written notice to the Issuer regardless of whether such conditions have been satisfied or waived as of the withdrawal date and, after such withdrawal, shall have no further obligations with respect to such Warrant Exercise Notice and may submit a Warrant Exercise Notice on any future date with respect to the shares referenced in the original Warrant Exercise Notice. Withdrawal of such Warrant Exercise Notice shall be the exercising holder's sole remedy for the Issuer's failure to cause such conditions to be satisfied, except to the extent that such failure constitutes a breach of the provisions of the Main Agreement.

         1.3 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Trading Day on which the Warrant Exercise Notice is delivered as provided in
Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1.4 shall be deemed to have become the holder or holders of record thereof. Provided that such exercise shall not be deemed effective if and as of the date that the holder delivers written notice of withdrawal to the Issuer as set forth in Section 1.2.

         1.4 Delivery of Warrant and Payment. On the Warrant Closing Date, the registered holder shall surrender this Warrant Certificate to the Issuer at the address set forth for notices to the Issuer in Section 19 of the Main Agreement and shall deliver payment in cash, by wire transfer to the Issuer's account designated in Section 19 of the Main Agreement of immediately available funds or by certified or official bank check payable to the order of the Issuer, or in the manner provided in Section 6(b)(x) or Section 6(b)(y) of the Main Agreement in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such notice by
(b) the Warrant Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 2, 3 and 4 hereof.

         1.5 Delivery of Stock Certificates, etc. On the Warrant Closing Date, the Issuer at its expense (including the payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the holder hereof or as such holder may direct,

                  (a) at such address specified by the holder via reputable overnight courier, one or more certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Trading Day next preceding the date of such exercise, and

                  (b) in case such exercise is in part only, at such address specified by the holder via reputable overnight courier, a new Warrant of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.

2. Adjustment of Common Stock Issuable Upon Exercise.


         2.1 General; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of Section 2, 3 and 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 1.1, by the fraction of which (a) the numerator is the Stock Purchase Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be the Stock Purchase Price, and shall be adjusted and readjusted from time to time as provided in Sections 2, 3 and 4 hereof and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Sections 2, 3 and 4 hereof.

         2.2 Adjustment of Warrant Price.

                  (a) Issuance of Additional Shares of Common Stock. In case the Issuer at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.3 or 2.4) without consideration or for a consideration per share less than the greater of the Market Price and the Warrant Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Section 2.8, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction;

                           (i) the numerator of which shall be (1) the number of
                  shares of Common Stock outstanding immediately prior to such issue or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Issuer for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the greater of such Market Price and such Warrant Price, and

                           (ii) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately after such issue or sale,


         provided that, for the purposes of this Section 2.2(a) (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                  (b) Dividends and Distributions. In case the Issuer at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than a dividend payable in Additional Shares of Common Stock, then, subject to Section 2.8, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction

                           (i) the numerator of which shall be the Market Price
                  in effect on the Trading Day immediately prior to such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Issuer) applicable to one share of Common Stock, and


                           (ii) the denominator of which shall be such Market Price.

         2.3 Treatment of Options and Convertible Securities. In case the Issuer at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.5) of such shares would be less than the greater of the Market Price and the Warrant Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued


                  (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities for any reason, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;


                  (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration paytock issuable, upon the exercise, conversion or exchange thereof (by change of ratable to the Issuer, or decrease in the number of Additional Shares of Common Se or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                  (c) upon the expiration (or purchase by the Issuer and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Issuer and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                           (i) in the case of Options for Common Stock or
                  Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Issuer for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Issuer upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Issuer upon such conversion or exchange, and

                           (ii) in the case of Options for Convertible
                  Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Issuer for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Issuer for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Issuer (pursuant to Section 2.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

                  (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

                  (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

         2.4 Treatment of Stock Dividends, Stock Splits, etc. In case the Issuer at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.


         2.5 Computation of Consideration. For the purposes of this Section 2,

                  (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                           (i) insofar as it consists of cash, be computed at
                  the gross amount of cash received by the Issuer, without deducting any expenses paid or incurred by the Issuer or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                           (ii) insofar as it consists of property (including
                  securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Issuer, and

                           (iii) in case Additional Shares of Common Stock are
                  issued or sold together with other stock or securities or other assets of the Issuer for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Issuer;

                  (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (i) the total amount, if any, received and receivable
                  by the Issuer as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Issuer upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conver sion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                           (ii) the maximum number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities (including the full conversion or exchange of all Options and Convertible Securities underlying such Options and Convertible Securities); and

                  (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

         2.6 Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         2.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Issuer (or any issuer of Other Securities or any other Person referred to in Section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Issuer (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrant, so as to protect the holder or holders of the Warrant against the effect of such dilution.


         2.8 Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 2 would be less than one tenth (1/10) of one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price.


3. Consolidation, Merger, etc.

         3.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Issuer after the date hereof is party to (a) any acquisition of the Issuer by means of merger or other form of corporate reorganization in which outstanding shares of the Issuer are exchanged for securities or other consideration issued, or caused to be issued, by the Acquiring Person or its subsidiary or affiliate, (b) a sale of all or substantially all of the assets of the Issuer (on a consolidated basis) (c) any other transaction or series of related transactions in which the power to cast the majority of the eligible votes at a meeting of the Issuer's stockholders at which directors are elected is transferred to a single entity or group acting in concert, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in Section 2.2(a) or 2.2(b)) (any of the above being, a "Merger Transaction"), then, and in the case of each such transaction, the rights of the holder of this Warrant shall be determined as follows:

                           (i) the holder of this Warrant shall be entitled to
                  exercise this Warrant, in whole or in part, at any time prior to or simultaneously with the consummation of a Merger Transaction in accordance with the terms of this Warrant and shall be entitled to tender into, exchange its Common Stock received in, or otherwise participate in, any such Merger Transaction;

                           (ii) in the event that any portion of the Warrant
                  remains unexercised upon consummation of such transaction, the holder, at its sole option, may elect to receive consideration for all or any portion of the Warrant, in an amount equal to 40% of the aggregate Warrant Price of such unexercised portion of the Warrant on the Trading Day immediately preceding the date of the consummation of such Merger Transaction, provided, however, (A) that the Issuer shall not under any circumstances be obligated to pay cash to any holder and the Issuer's obligation shall be limited to the obligation to require any Acquiring Person or its Parent to agree to pay such consideration as a condition to consummating any Merger Transaction, provided further that the Acquiring Person or its Parent shall have the sole option to pay such consideration in cash in immediately available U.S. funds or in the common stock of the Acquiring Person or its Parent, which such stock consideration shall be valued at the volume-weighted average sales price per share for all trades of such common stock reported on the primary exchange on which it trades on the Trading Day immediately preceding consummation of such Merger Transaction as reported by Bloomberg, L.P., except that the option to pay such consideration in common stock of the Acquiring Person or the Parent shall be permissible only if
                  (x) the average of the daily U.S. dollar values traded on its primary exchange for the thirty (30) Trading Days ended on the Trading Day immediately prior to consummation of such Merger Transaction of all such common stock outstanding of the same class or series is greater than $2,800,000, (y) such volume occurs on the NASDAQ National Market, the American Stock Exchange, the New York Stock

                  Exchange or a comparable foreign exchange reasonably acceptable to the holder hereof, and (z) the common stock received is registered and freely tradable; and (B) the holder shall not be obligated to pay any consideration to exercise the Warrant in order to receive the cash payment specified in this clause (ii).

                           (iii) in the event that any portion of the Warrant
                  remains unexercised after the options described in clauses (i) and (ii) have been either exercised or declined, the Acquiring Person and its Parent shall, at their sole option, have the right to buy out the Warrant, in whole or in part, simultaneously with consummation of such Merger Transaction for consideration in an amount equal to the price of a European option determined pursuant to the Black-Scholes formula as computed using the Bloomberg Professional Service for the then existing Warrant and the stock of the Company being acquired with the following variables: (A) the "current price" shall be the closing price per share for such common stock as reported by the Bloomberg Professional Service for the exchange on which such common stock trades; (B) the "strike price" shall be the Warrant Price as of the Trading Day immediately prior to the date of the consummation of such Merger Transaction; (C) the "interest rate" shall be the yield to maturity for a U.S. Treasury security with a time to maturity equivalent to the time between the consummation of such Merger Transaction and the Termination Date; (D) "volatility" shall be equal to the number reported by the Bloomberg Professional Service for the 260 Trading Days period as of the Trading Day immediately prior to consummation of such Merger Transaction; (E) the "expiration date" shall be the Termination Date; and (F) "trading date" shall be the date of the consummation of such Merger Transaction, provided that the Acquiring Person or its Parent shall have the sole option to pay the consideration in this Section 3.1(iii) in cash in immediately available U.S. funds or in the common stock of the Acquiring Person or its Parent, which such stock consideration shall be valued at the volume-weighted average trading price of such common stock on the Trading Day immediately preceding consummation of such Merger Transaction, except that the option to pay such consideration in common stock shall be permissible only if (x) the average of the daily U.S. dollar values traded on its primary exchange for the thirty (30) trading days ended on the Trading Day immediately prior to consummation of such Merger Transaction of all such common stock outstanding of the same series or class is greater than $2,800,000, (y) such volume occurs on the NASDAQ National Market, the American Stock Exchange, the New York Stock Exchange or a comparable foreign exchange reasonably acceptable to the holder hereof, and (z) the common stock received is registered and freely tradable; provided further that the holder shall not be obligated to pay any consideration in order to receive the cash payment specified in this clause (iii).

                           (iv) in the event that the Acquiring Person and its
                  Parent decline to exercise in full their option in (iii), the holder of this Warrant shall be entitled to exercise any remaining portion of this Warrant from time to time until the Termination Date and be entitled to receive (at an aggregate price payable by such holder in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation) the number of shares of common stock of the Acquiring Person or its Parent, at the election of the holder (subject to adjustments, subsequent to such corporate action, as nearly equivalent as possible to the adjustments provided for in
                  Section 2 and this Section 3), determined by dividing (A) the amount equal to the product obtained by multiplying (1) the number of shares of Common Stock (or Other Securities) to which the holder of this Warrant would have been entitled had such holder exercised this Warrant immediately prior to such consummation, times (2) the greater of the Acquisition Price and the Warrant Price in effect on the Trading Day immediately preceding the date of such consummation, by (B) the Market Price per share of the common stock of the Acquiring Person or its Parent, as the case may be, on the Trading Day immediately preceding the date of such consummation; and the rights of the holder under this Section 3 may be reinvoked and shall continue should a subsequent Merger Transaction occur.

The holder of the Warrant shall make any elections to which it is entitled under this Section 3.1 at least ten (10) days prior to the scheduled closing of any Merger Transaction, which such date shall be notified to the holder of the Warrant at least fifteen (15) days in advance; provided, that in the event such scheduled closing is later than originally scheduled by more than five (5) days the holder of the Warrant shall be given the right to make an election or change any previously made election for such period of time as such scheduled closing is delayed. In the event that the originally scheduled closing occurs more than five (5) days sooner than originally scheduled, the holder of this Warrant shall use its best efforts to notify the Issuer as soon as practicable of its election under this Section 3.1. The Acquiring Person and its Parent shall make any elections to which they are entitled under this
Section 3.1 within ten (10) days prior to any such scheduled closing date or such shorter period as necessary to allow the holder of the Warrant to make or change any election to which it is entitled under the preceding proviso.

         3.2 Assumption of Obligations. Notwithstanding anything contained in the Warrant or in the Main Agreement to the contrary, the Issuer will not effect any Merger Transaction unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (a) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Merger Transaction, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant), and (b) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this Section 3 shall be deemed to authorize the Issuer to enter into any transaction not otherwise permitted by Section 10 of the Main Agreement.

4. Other Dilutive Events. In case any event shall occur as to which the provisions of Sections 2 and 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Issuer shall appoint a firm of independent certified public accountants of recognized national standing (which shall not be the regular auditors of the Issuer), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Issuer will promptly deliver a copy thereof via facsimile and overnight courier to the holder or holders of this Warrant and shall make the adjustments described therein.

5. No Dilution or Impairment. The Issuer will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Issuer (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Issuer's certificate of incorporation and available for the purpose of issue upon such exercise.

6. Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Issuer at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Issuer) selected by the Issuer to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Issuer) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Issuer for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2, 3 or 4) on account thereof. The Issuer will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Issuer will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

7. Notices of Corporate Action. In the event of

         7.1 any taking by the Issuer of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         7.2 any capital reorganization of the Issuer, any reclassification or recapitalization of the capital stock of the Issuer or any consolidation or merger involving the Issuer and any other Person or any transfer of all or substantially all the assets of the Issuer to any other Person, or

         7.3 any voluntary or involuntary dissolution, liquidation or winding-up of the Issuer,

the Issuer will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

8. Reservation of Shares. For so long as the Warrant represented hereby has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, the number of shares available for exercise hereunder. In the event the number of Common Shares issuable exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders and recommend such increase.

9. Transfer and Assignment.

         9.1 By accepting delivery of this Warrant Certificate, the registered holder hereof covenants and agrees with the Issuer not to exercise the Warrant or transfer the Warrant or the Common Shares represented hereby except in compliance with the terms of the Main Agreement and this Warrant Certificate.

         9.2 By accepting delivery of this Warrant Certificate, the registered holder hereof covenants and agrees with the Issuer that no Warrant may be sold or assigned, in whole or in part, unless such sale or assignment complies with applicable federal and state securities laws and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee and such notice has been received by the Issuer; (ii) a written agreement of the transferee to comply with the terms of the Main Agreement and this Warrant Certificate; and (iii) an opinion of counsel that such transfer complies with applicable federal and state securities laws; provided, however that nothing in this Warrant Certificate shall limit the right or ability of the holder to engage in hedging transactions with respect to the Warrant or the underlying Common Shares. If a portion of the Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee provided that any registered holder of the Warrant may deliver a Warrant Exercise Notice only with respect to the Common Shares subject to such holder's portion of the Warrant.

         9.3 The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of Common Shares upon the exercise of the Warrant by the registered holder hereof; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of the Warrant Certificate or any certificates for Common Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and the Issuer shall not be required to issue or deliver the Warrant Certificate or certificates for Common Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the reasonable satisfaction of the Issuer that such tax has been paid.

10. Lost or Stolen Warrant. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

11. Warrant Agent. The Issuer (and any corporation into which the Issuer is merged or any corporation resulting from any consolidation to which the Issuer is a party) shall serve as warrant agent (the "Warrant Agent") under this Warrant. The Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of this Warrant. Upon 30 days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $100,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such Warrant Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer. Any corporation into which any new Warrant Agent may be merged or any corporation resulting from any consolidation to which any new Warrant Agent shall be a party or any corporation to which any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Warrant without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this
Section 11 or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be delivered via reputable overnight courier to the registered holder hereof at such holder's last address as shown on the Warrant Register.

12. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         12.1 Acquiring Person: With reference to the transactions referred to in clauses (a) through (d) of section 3.1, the continuing or surviving corporation of a consolidation or merger with the Issuer (if other than the Issuer), the transferee of substantially all of the properties or assets of the Issuer, the corporation consolidating with or merging into the Issuer in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Issuer.

         12.2 Acquisition Price: As applied to the Common Stock, (a) the Market Price on the date immediately preceding the date on which any transaction to which Section 3 applies is consummated, or (b) if a purchase, tender or exchange offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (i) the price determined in accordance with the provisions of the foregoing clause (a) of this sentence and (ii) the Market Price on the date immediately preceding the acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Stock.

         12.3 Additional Shares of Common Stock: All shares (including treasury shares) of Common Stock issued or sold (or, pursuant to section 2.3 or 2.4, deemed to be issued) by the Issuer after the date hereof, whether or not subsequently reacquired or retired by the Issuer, other than shares issued upon the exercise of the Warrants; provided, however, that this term shall not include Excluded Stock.

         12.4 Common Stock: As defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Issuer the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference to Common Stock shares.

         12.5 Convertible Securities: Any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

         12.6 Excluded Stock: (A) Options and rights to purchase Common Stock, which options and rights are issued (i) pursuant to the terms of the Benefit Plans and the 1998 Employee Stock Purchase Plan (or any subsequent plans approved by the Issuer's stockholders); (ii) in the ordinary course of business, consistent with past practice of the Company (in the case of the Benefit Plans other than the 1998 Employee Stock Purchase Plan); and (iii) with an exercise price not less than the Market Price on the date of grant or, in the case of shares purchased under the 1998 Employee Stock Purchase Plan, at a purchase price not less than 85% of the Market

Price on the first or last day of the applicable offering period, whichever is lower; or (B) Common Stock issued in connection with a Combination.

         12.7 Issuer: As defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Issuer.

         12.8 Market Price: On any date specified herein, the amount per share of the Common Stock (or, for purposes of determining the Market Price of the common stock of an Acquiring Person or its Parent under Section 3, the common stock of such Acquiring Person or such Parent), equal to (a) the daily volume-weighted average price on the NASDAQ (as defined in the Main Agreement) or, if no such sale takes place on such date, the average of the closing bid and asked prices on the NASDAQ thereof on such date, in each case as reported by Bloomberg, L.P. (or by such other Person as the holder and the Issuer may agree), or (b) if such Common Stock is not then listed or admitted to trading on the NASDAQ, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Issuer as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value thereof determined in good faith by the Board of Directors of the Issuer as of a date which is within 18 days of the date as of which the determination is to be made.

         12.9 Options: Rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

         12.10 Other Securities: Any stock (other than Common Stock) and other securities of the Issuer or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

         12.11 Parent: As to any Acquiring Person any corporation which (a) controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in the consolidated financial statements contained in such Parent's Annual Report on Form 10-K and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

         12.12 Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         12.13 Termination Date The date set forth in the first paragraph hereof, provided that the Termination Date shall be extended by one day for each day that the Registration Requirement (as defined in the Main Agreement) is not satisfied.

         12.14 Voting Securities: Stock of any class or classes (or equivalent interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or persons performing similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency.

13. Remedies. The Issuer stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Issuer or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Issuer, whether such obligation or liabilities are asserted by the Issuer or by creditors of the Issuer.

15. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered by a nationally recognized overnight courier, postage prepaid, addressed (a) if to Fletcher or the Issuer, in the manner provided in the Main Agreement, or (b) if to any other holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Issuer, provided that the exercise of any Warrant shall be effective in the manner provided in Section 1.

16. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

17. Descriptive Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

18. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

19. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Issuer with respect to this Warrant may be brought in any court of competent jurisdiction in the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Warrant, the Issuer (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant, subject to any rights of appeal, and (b) irrevocably waives any objection the Issuer may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. The Issuer hereby waives personal service of process and consents, that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 15, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail or, if earlier, when delivered. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any holder of any Warrant to bring proceedings against the Issuer in the courts of any other jurisdiction. THE ISSUER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS WARRANT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

20. Amendment and Restatement. This Warrant Certificate amends and restates the Warrant Certificate issued on March 6, 2001 by the Issuer to Fletcher International, Ltd. in its entirety. Further, for the avoidance of doubt, any reference in the Main Agreement to the aggregate number of shares potentially issuable hereunder shall be deemed amended hereby.


This Warrant Certificate shall not be valid unless signed by the Issuer.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, Com21, Inc. has caused this Warrant Certificate to be signed by its duly authorized officer.


Dated:  July ___, 2001

COM21, INC.



By:  /s/
     -----------------------------
Name:
Title:

                                                                       Exhibit 1

                        [FORM OF WARRANT EXERCISE NOTICE]


                  (To Be Executed Upon Exercise Of the Warrant)


                                                                         [DATE]

Com21, Inc.
750 Tasman Drive
Milpitas, CA  95035
Attention:  Chief Financial Officer

         Re: Exercise of Warrant

Ladies and Gentlemen:

         The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by Com21, Inc. (the "Issuer"), evidenced by copy of the Warrant Certificate attached hereto, and hereby elects to exercise the Warrant to purchase ______(1) Common Shares (as defined in such Warrant Certificate) [cash exercise: and shall deliver on the Warrant Closing Date via wire transfer of immediately available funds or by certified or official bank check] [cashless exercise: and, pursuant to Section 6(b)(x) of the Main Agreement (as defined in the Warrant Certificate) shall be deemed to have tendered] $____________ by wire transfer or by certified or official bank check to the order of Com21, Inc. as payment for such Common Shares in accordance with the terms of such Warrant Certificate and the Main Agreement (as defined in the Warrant Certificate).


--------
(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.




                                      1-24

         In accordance with the terms of the attached Warrant Certificate, the undersigned requests that certificates for such shares be registered in the name of and delivered to the undersigned at the following address:

                                  [TO BE ADDED]

         The undersigned will deliver the original of the Warrant Certificate no later than the second Trading Day after and excluding the date of this notice.

         [If the number of Common Shares to be delivered is less than the total number of Common Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant certificate substantially identical to the attached Warrant Certificate be issued to the undersigned evidencing the right to purchase the number of Common Shares equal to (x) the total number of Common Shares deliverable under the Warrant less (y) the number of Common Shares to be delivered in connection with this exercise.]

                                       FLETCHER INTERNATIONAL, LTD.,
                                       by its duly authorized investment
                                       advisor,
                                       FLETCHER ASSET MANAGEMENT, INC.





                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                      1-25

                                                                       Exhibit 2

                   [FORM OF WARRANT EXERCISE DELIVERY NOTICE]

                                [date]

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY 10021
Attn:  [Peter Zayfert]
Telephone:   (212) 284-4800
Facsimile:   (212) 284-4801

Ladies and Gentlemen:

         Reference is made to the Agreement (the "Main Agreement") dated as of February 28, 2001 by and between Com21, Inc. ("Com21") and Fletcher International Ltd. ("Fletcher"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Main Agreement.

         This notice confirms that the Warrant has been exercised by Fletcher with respect to ________ shares of Common Stock at a Warrant Price (as defined in the Warrant Certificate) of $________. Attached are copies of the front and back of the ____ original stock certificates, each representing ______ shares of Common Stock, together with a copy of the overnight courier air bill which will be used to ship such stock certificates. Also attached is a reissued warrant certificate, as provided in Section 1.5 of the Warrant Certificate. We will send the original stock certificates by overnight courier to the following address:




                                       [TO COME]

                                       with a copy to:

                                       Fletcher International, Ltd.
                                       c/o Fletcher Asset Management, Inc.
                                       22 East 67th Street
                                       New York, NY 10021-5805
                                       Attn:  [Peter Zayfert]



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
                                       COM21, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


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